SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 1, 2019

BSB BANCORP, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-35309	80-0752082
(State or Other Jurisdiction Identification No.)	(Commission File No.)	(I.R.S. Employer of Incorporation)

2 Leonard Street, Belmont, Massachusetts	02478
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 484-6700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the closing of the merger of BSB Bancorp, Inc., a Maryland corporation (the “Company”), with and into People’s United Financial, Inc., a Delaware corporation (“People’s United”), with People’s United as the surviving corporation, on April 1, 2019 pursuant to the Agreement and Plan of Merger, dated as of November 26, 2018 (the “Merger Agreement”), by and between People’s United and the Company.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On April 1, 2019, pursuant to the terms and conditions of the Merger Agreement, the Company was merged with and into People’s United, with People’s United as the surviving corporation (the “Merger”). Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), holders of Company common stock, par value $0.01 per share (“BSB Bancorp Common Stock”), became entitled to receive 2.0 shares (the “Exchange Ratio”) of People’s United common stock, par value $0.01 per share (“People’s United Common Stock”), for each share of BSB Bancorp Common Stock issued and outstanding immediately prior to the Effective Time (other than shares held in treasury by the Company or otherwise owned by the Company or People’s United (with limited exceptions)), with cash payable in lieu of any fractional shares.

At the Effective Time, each option granted by the Company to purchase shares of BSB Bancorp Common Stock under the BSB Bancorp 2012 Equity Incentive Plan that was outstanding and unexercised immediately prior to the Effective Time (“BSB Bancorp Stock Option”), whether vested or unvested, was cancelled and converted automatically into the right to receive a number of shares of People’s United Common Stock equal to the quotient of (A) the product of (x) the number of shares of BSB Bancorp Common Stock subject to such BSB Bancorp Stock Option multiplied by (y) the excess, if any, of (1) the product of (x) the Exchange Ratio and (y) the People’s United Share Closing Price (as defined below) over (2) the exercise price per share of BSB Bancorp Common Stock subject to such BSB Bancorp Stock Option, divided by (B) $16.30, which was the average of the closing-sale prices of People’s United Common Stock for the five full trading days ending on the trading day immediately preceding April 1, 2019 (the “People’s United Share Closing Price”), net of applicable tax withholdings, with cash payable in lieu of any fractional shares.

At the Effective Time, each other BSB Bancorp equity award that was outstanding immediately prior to the Effective Time and that was granted by the Company under the BSB Bancorp 2012 Equity Incentive Plan and the 2017 Equity Incentive Plan that was not a BSB Bancorp Stock Option (“Other BSB Bancorp Equity Award”), whether vested or unvested, was cancelled and converted automatically into the right to receive a number of shares of People’s United Common Stock equal to the product of (A) the number of shares of BSB Bancorp Common Stock subject to such Other BSB Bancorp Equity Award and (B) the Exchange Ratio, net of applicable tax withholdings, with cash payable in lieu of any fractional shares.

Immediately following the Merger, Belmont Savings Bank, a Massachusetts-chartered savings bank and the Company’s wholly-owned subsidiary, merged with and into People’s United Bank, National Association, a national banking association and People’s United’s wholly-owned subsidiary, with People’s United Bank, National Association as the surviving entity.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached as Exhibit 2.1 to this report and is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As a result of the Merger, the Company no longer fulfills the listing requirements of the NASDAQ Stock Market (“NASDAQ”). The Company notified NASDAQ that trading in BSB Bancorp Common Stock should be suspended and the listing of BSB Bancorp Common Stock should be removed, in each case prior to the opening of the market on April 1, 2019, and requested that NASDAQ file with the U.S. Securities and Exchange Commission (the “SEC”) a notification of removal from listing and registration of BSB Bancorp Common Stock on Form 25 to effect the delisting of all shares of BSB Bancorp Common Stock from NASDAQ and the deregistration of such BSB Bancorp Common Stock under Section 12(b) of the Securities Exchange Act of 1934 (the “Exchange Act”). People’s United, as successor to the Company, intends to file with the SEC a certification on Form 15 requesting the termination of the registration of the BSB Bancorp Common Stock under Section 12(g) of the Exchange Act and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03	Material Modification to the Rights of Security Holders.

The information set forth under Items 2.01, 3.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

At the Effective Time, each holder of shares of BSB Bancorp Common Stock issued and outstanding immediately prior to the Effective Time ceased to have any rights as a stockholder of the Company other than the right to receive the merger consideration in accordance with the Merger Agreement.

Item 5.01	Changes in Control of Registrant.

The information set forth under Items 2.01, 3.01 and 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of the Effective Time, each of the Company’s directors and executive officers resigned from serving in such capacities.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As of the Effective Time, the articles of incorporation of the Company and the bylaws of the Company ceased to be in effect by operation of law. People’s United’s certificate of incorporation and bylaws in effect immediately prior to the Effective Time are the certificate of incorporation and bylaws of People’s United (as the surviving corporation in the Merger).

The disclosure set forth in Item 2.01 is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	The following Exhibits are filed herewith.

Exhibit	Description

2.1	Agreement and Plan of Merger by and between People’s United Financial, Inc. and BSB Bancorp, Inc., dated as of November 26, 2018 (incorporated by reference to Exhibit 2.1 of People’s United Financial, Inc.’s Current Report on Form 8-K (File No. 001-33326) filed with the SEC on November 29, 2018).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PEOPLE’S UNITED FINANCIAL, INC., as successor by merger to BSB Bancorp, Inc.

DATE: April 1, 2019	By:	/s/ Kristy Berner
Kristy Berner, Esq.
Executive Vice President, General Counsel and Corporate Secretary